Filed pursuant to 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG River Road Dividend All Cap Value Fund

AMG River Road Dividend All Cap Value Fund II

AMG River Road Small Cap Value Fund

AMG River Road Small-Mid Cap Value Fund

Supplement dated June 8, 2018 to the Prospectus, dated March 1, 2018, as supplemented April 18, 2018

The following information supplements and supersedes any information to the contrary relating to AMG River Road Dividend All Cap Value Fund, AMG River Road Dividend All Cap Value Fund II, AMG River Road Small Cap Value Fund and AMG River Road Small-Mid Cap Value Fund (each, a “Fund” and collectively, the “Funds”), each a series of AMG Funds IV (the “Trust”), contained in the Funds’ Prospectus (the “Prospectus”), dated and supplemented as noted above.

Effective immediately, the Prospectus is hereby revised as follows:

The first paragraph of the section under “Summary of the Funds – AMG River Road Small-Mid Cap Value Fund” titled “Principal Investment Strategies” on page 64 is hereby deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-capitalization companies that the subadviser believes are undervalued. The Fund currently considers small- and mid-capitalization companies to be those with market capitalizations at the time of acquisition within the range of capitalizations of companies in the Russell 2500™ Index (between $144 million and $10.641 billion as of May 12, 2017, the date of the latest reconstitution of the Index (implemented by the Index June 23, 2017)). This capitalization range will change over time. The Fund may continue to hold securities of a portfolio company that subsequently drops below or appreciates above this capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in securities of small- and mid-cap companies at any given time. Value investing involves buying stocks that the subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund may also invest in common stock of companies with market capitalizations that exceed that of the Russell 2500™ Index at the time of acquisition, real estate investment trusts (“REITs”), convertible preferred stocks, investment companies (such as exchange-traded funds (“ETFs”), open-end funds and closed-end funds) and foreign securities (directly and through depositary receipts).

The first paragraph of the section under “Additional Information About the Funds – AMG River Road Small-Mid Cap Value Fund” titled “Additional Information About the Fund’s Principal Investment Strategies” on page 107 is hereby deleted and replaced with the following:

The Fund currently considers small- and mid-capitalization companies to be those with market capitalizations at the time of acquisition within the range of capitalizations of companies in the Russell 2500™ Index. Value investing involves buying stocks that the subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund may also invest in common stock of companies with market capitalizations that exceed that of the Russell 2500™ Index at the time of acquisition, REITs, convertible preferred stocks, investment companies (such as ETFs, open-end funds and closed-end funds) and foreign securities (directly and through depositary receipts).

ST493

The first paragraph of the section under “Summary of the Funds – AMG River Road Small Cap Value Fund” titled “Principal Investment Strategies” on page 68 is hereby deleted and replaced with the following:

Under normal conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities of small-cap companies that the subadviser believes are undervalued. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund currently considers small-cap companies to be those with market capitalizations at the time of acquisition within the range of capitalizations of companies in the Russell 2000® Index (between $144 million and $4.366 billion as of May 12, 2017, the date of the latest reconstitution of the Index (implemented by the Index June 23, 2017)). The Fund may also invest in mid-cap companies, which the Fund currently considers to be companies with market capitalizations at the time of acquisition within the range of capitalizations of companies in the Russell Midcap® Index (between $2.354 billion and $29.389 billion as of May 12, 2017, the date of the latest reconstitution of the Index (implemented by the Index June 23, 2017)). These capitalization ranges will change over time. The Fund may continue to hold securities of a portfolio company that subsequently drops below or appreciates above the small-capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-cap companies at any given time. In addition, the Fund may invest in real estate investment trusts (“REITs”), convertible preferred stocks, convertible bonds, investment companies (such as exchange-traded funds (“ETFs”), open-end funds and closed-end funds) and foreign securities (directly and through depositary receipts).

The first paragraph of the section under “Additional Information About the Funds – AMG River Road Small Cap Value Fund” titled “Additional Information About the Fund’s Principal Investment Strategies” on page 109 is hereby deleted and replaced with the following:

Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund may also invest in midcap companies, which the Fund currently considers to be companies with market capitalizations at the time of acquisition within the range of capitalizations of companies in the Russell Midcap® Index. In addition, the Fund may invest in REITs, convertible preferred stocks, convertible bonds, investment companies (such as ETFs, open-end funds and closed-end funds) and foreign securities (directly and through depositary receipts).

In addition, the Prospectus will be revised as follows:

Effective July 1, 2018, AMG River Road Dividend All Cap Value Fund and AMG River Road Dividend All Cap Value Fund II will begin declaring and paying out income dividends quarterly. Therefore, effective July 1, 2018, the second and third sentences of the section under “Shareholder Guide – Investor Services” titled “Dividends and Distributions” on page 143 are deleted and replaced with the following:

AMG Managers DoubleLine Core Plus Bond Fund normally declares and pays out income dividends monthly. AMG Managers Montag & Caldwell Balanced Fund, AMG Managers Value Partners Asia Dividend Fund, AMG Managers Guardian Capital Global Dividend Fund, AMG River Road Dividend All Cap Value Fund and AMG River Road Dividend All Cap Value Fund II normally declare and pay out income dividends quarterly.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE